Rule 497(e)
                                                       Registration No. 33-78574



Lepercq-Istel Fund
Supplement to the Prospectus dated May 1, 1995

Effective June 3, 1995, payment for redemptions will be made no later than three business days after proper receipt of redemption notification.

Effective October 1, 1995, Firstar Trust Company, 615 E. Michigan Street, P.O. Box 701, Milwaukee, WI 53201-0701 (telephone 800-338-1579) will act as custodian of the Fund's cash and securities and as the Fund's transfer agent, dividend disbursing agent and administrator. For its services as fund administrator, Firstar Trust Company will receive a fee payable monthly at an annual rate of .05% of the first $100,000,000 of the Fund's average net assets. .04% of the next $400,000,000 of the Fund's average net assets, and .03% of the Fund's average net assets in excess of $500,000,000. Notwithstanding the foregoing, the minimum fee payable to Firstar Trust Company as administrator is $25,000.

Effective October 1, 1995, upon request, the Fund will make arrangements to accept purchase orders and redemption requests by telephone for institutional accounts.

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